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                                                                         (a)(18)


                               ING PARTNERS, INC.

                              ARTICLES OF AMENDMENT

            ING PARTNERS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The Charter of the Corporation is hereby amended by renaming the classified shares of capital stock of the following series as follows:

OLD NAME                                      NEW NAME
--------                                      --------

ING American Century Small Cap Value          ING American Century Small-Mid Cap
Portfolio - Initial Class...................  Value Portfolio - Initial Class

ING American Century Small Cap Value          ING American Century Small-Mid Cap
Portfolio - Adviser Class...................  Value Portfolio - Adviser Class

ING American Century Small Cap Value          ING American Century Small-Mid Cap
Portfolio - Service Class...................  Value Portfolio - Service Class

ING Columbia Small Cap Value Portfolio -      ING Columbia Small Cap Value II
Initial Class...............................  Portfolio - Initial Class

ING Columbia Small Cap Value Portfolio -      ING Columbia Small Cap Value II
Adviser Class...............................  Portfolio - Adviser Class

ING Columbia Small Cap Value Portfolio -      ING Columbia Small Cap Value II
Service Class...............................  Portfolio - Service Class

ING Goldman Sachs(R)Core Equity Portfolio -   ING Goldman Sachs(R)Structured
Initial Class...............................  Equity Portfolio - Initial Class

ING Goldman Sachs(R)Core Equity Portfolio -   ING Goldman Sachs(R)Structured
Adviser Class...............................  Equity Portfolio - Adviser Class

ING Goldman Sachs(R)Core Equity Portfolio -   ING Goldman Sachs(R)Structured
Service Class...............................  Equity Portfolio - Service Class

ING JPMorgan Fleming International            ING JPMorgan International
Portfolio - Initial Class...................  Portfolio - Initial Class
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OLD NAME                                      NEW NAME
--------                                      --------

ING JPMorgan Fleming International            ING JPMorgan International
Portfolio - Adviser Class...................  Portfolio - Adviser Class

ING JPMorgan Fleming International            ING JPMorgan International
Portfolio - Service Class...................  Portfolio - Service Class

ING Salomon Brothers Aggressive Growth        ING Legg Mason Partners Aggressive
Portfolio - Initial Class...................  Growth  Portfolio - Initial Class

ING Salomon Brothers Aggressive Growth        ING Legg Mason Partners Aggressive
Portfolio - Adviser Class...................  Growth  Portfolio - Adviser Class

ING Salomon Brothers Aggressive Growth        ING Legg Mason Partners Aggressive
Portfolio - Service Class...................  Growth  Portfolio - Service Class

ING Salomon Brothers Large Cap Growth         ING Legg Mason Partners Large Cap
Portfolio - Initial Class...................  Growth  Portfolio - Initial Class

ING Salomon Brothers Large Cap Growth         ING Legg Mason Partners Large Cap
Portfolio - Adviser Class...................  Growth  Portfolio - Adviser Class

ING Salomon Brothers Large Cap Growth         ING Legg Mason Partners Large Cap
Portfolio - Service Class...................  Growth  Portfolio - Service Class

            SECOND: The foregoing amendment to the Charter was duly approved by a majority of the entire Board of Directors of the Corporation at meetings held on November 10, 2005, January 19, 2006 and March 16, 2006.

            THIRD: The foregoing amendment is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

            FOURTH: The foregoing amendment shall be effective on April 28, 2006.

      The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
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      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on this 28th day of April, 2006.

WITNESS:                                          ING PARTNERS, INC.


/s/ Huey P. Falgout, Jr.                          /s/ Robert S. Naka
------------------------                          ------------------
Huey P. Falgout, Jr.                              Robert S. Naka
Secretary                                         Senior Vice President